Capital Group International Equity ETF
Investment portfolio
February 28, 2026
unaudited

Common stocks 95.33% Industrials 27.06%	Shares	Value (000)
Safran SA	161,587	$64,917
Rolls-Royce Holdings PLC	3,086,894	55,474
Mitsubishi Corp.	1,076,700	36,473
Airbus SE, non-registered shares	166,022	36,143
DSV A/S	138,754	35,886
BAE Systems PLC	1,193,005	33,956
ABB, Ltd.	332,469	31,057
Hitachi, Ltd.	823,200	27,548
ITOCHU Corp.	1,662,200	24,161
Ryanair Holdings PLC (ADR)	336,208	22,691
Schneider Electric SE	67,600	22,102
Siemens AG	72,345	21,148
MTU Aero Engines AG	44,500	19,213
Daikin Industries, Ltd.	148,300	18,912
Marubeni Corp.	464,800	17,882
Volvo AB, Class B	410,145	15,983
Kingspan Group PLC	156,390	15,587
Recruit Holdings Co., Ltd.	349,200	15,353
Rheinmetall AG, non-registered shares	7,015	13,789
Wolters Kluwer NV	125,102	10,066
		538,341
Financials 20.48%
Skandinaviska Enskilda Banken AB, Class A	2,108,302	45,027
UniCredit SpA	489,045	41,843
London Stock Exchange Group PLC	272,210	32,502
Banco Santander SA	2,387,660	30,441
Resona Holdings, Inc.	2,408,200	29,462
Hong Kong Exchanges and Clearing, Ltd.	537,700	28,798
AIA Group, Ltd.	2,411,400	26,754
Euronext NV	155,161	25,667
Munchener Ruckversicherungs-Gesellschaft AG	38,549	25,307
NatWest Group PLC	3,022,032	25,210
Banco Bilbao Vizcaya Argentaria SA	1,032,200	24,088
DBS Group Holdings, Ltd.	532,600	24,051
Standard Chartered PLC	793,835	19,599
Deutsche Bank AG	418,559	14,983
BNP Paribas SA	122,589	13,833
		407,565
Information technology 15.53%
ASML Holding NV	58,514	85,278
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	138,416	51,848
SAP SE	173,634	35,075
Tokyo Electron, Ltd.	100,300	28,266
Halma PLC	441,219	24,878
Capital Group International Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Information technology (continued)	Shares	Value (000)
Keyence Corp.	47,700	$20,178
SK hynix, Inc. (GDR)	23,175	17,093
Shopify, Inc., Class A, subordinate voting shares (a)	141,573	17,092
Fujitsu, Ltd.	654,700	15,042
Disco Corp.	29,300	14,166
		308,916
Health care 8.37%
AstraZeneca PLC	281,252	58,909
Novo Nordisk A/S, Class B	901,397	33,911
Chugai Pharmaceutical Co., Ltd.	373,900	25,032
EssilorLuxottica SA	82,586	21,976
HOYA Corp.	95,000	17,195
BeOne Medicines, Ltd. (ADR) (a)	30,046	9,524
		166,547
Consumer staples 6.84%
Nestle SA	275,762	30,121
L’Oreal SA, non-registered shares	52,790	24,788
British American Tobacco PLC	369,477	23,104
Imperial Brands PLC	479,868	21,503
Anheuser-Busch InBev SA/NV	230,849	18,772
Danone SA	207,533	17,813
		136,101
Consumer discretionary 5.98%
Industria de Diseno Textil SA	374,878	25,169
Amadeus IT Group SA, Class A, non-registered shares	386,516	24,087
Sony Group Corp.	1,017,200	23,729
LVMH Moet Hennessy-Louis Vuitton SE	31,712	20,388
Suzuki Motor Corp.	941,000	14,284
MercadoLibre, Inc. (a)	6,408	11,262
		118,919
Utilities 4.90%
RWE AG	643,476	41,469
Engie SA	1,041,469	35,601
Iberdrola SA, non-registered shares	867,242	20,546
		97,616
Materials 2.92%
Barrick Mining Corp.	493,506	25,041
Shin-Etsu Chemical Co., Ltd.	466,500	18,425
Antofagasta PLC	254,347	14,629
		58,095
Communication services 1.87%
Nintendo Co., Ltd.	384,200	22,130
Tencent Holdings, Ltd.	228,300	15,116
		37,246
Energy 1.38%
TotalEnergies SE	345,134	27,437
Total common stocks (cost: $1,626,612,000)		1,896,783
Capital Group International Equity ETF — Page 2 of 5

unaudited
Short-term securities 4.60% Money market investments 4.60%	Shares	Value (000)
Capital Group Central Cash Fund 3.65% (b)(c)	914,915	$91,491
Total short-term securities (cost: $91,482,000)		91,491
Total investment securities 99.93% (cost: $1,718,094,000)		1,988,274
Other assets less liabilities 0.07%		1,302
Net assets 100.00%		$1,989,576
Investments in affiliates (c)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2026 (000)	Dividend or interest income (000)
Short-term securities 4.60%
Money market investments 4.60%
Capital Group Central Cash Fund 3.65% (b)	$31,921	$230,034	$170,462	$(9)	$7	$91,491	$1,181

(a)	Non-income producing.
(b)	Rate represents the seven-day yield at 2/28/2026.
(c)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group International Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of February 28, 2026, were as follows (dollars in thousands):
Capital Group International Equity ETF — Page 4 of 5

unaudited
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$538,341	$—	$—	$538,341
Financials	407,565	—	—	407,565
Information technology	291,823	17,093	—	308,916
Health care	166,547	—	—	166,547
Consumer staples	136,101	—	—	136,101
Consumer discretionary	118,919	—	—	118,919
Utilities	97,616	—	—	97,616
Materials	58,095	—	—	58,095
Communication services	37,246	—	—	37,246
Energy	27,437	—	—	27,437
Short-term securities	91,491	—	—	91,491
Total	$1,971,181	$17,093	$—	$1,988,274

Key to abbreviation(s)
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP3-311-0426
Capital Group International Equity ETF — Page 5 of 5